UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 E. Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
615 E. Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765- 5384
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2011

Item 1. Reports to Stockholders.

Semi-Annual Report

May 31, 2011

Investment Adviser

Thunderstorm Mutual Funds LLC
101 Federal Street, Suite 1900
Boston, Massachusetts 02110

Phone: 1-877-374-3888
www.thunderstormvalue.com

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	8

INVESTMENT HIGHLIGHTS	10

SCHEDULE OF INVESTMENTS	12

STATEMENT OF ASSETS AND LIABILITIES	15

STATEMENT OF OPERATIONS	16

STATEMENTS OF CHANGES IN NET ASSETS	17

FINANCIAL HIGHLIGHTS	18

NOTES TO FINANCIAL STATEMENTS	19

NOTICE OF PRIVACY POLICY & PRACTICES	25

ADDITIONAL INFORMATION	26

Dear Fellow Shareholder,

Thunderstorm Value Fund (the “Fund”) returned 10.18% for the first six months of fiscal 2011, compared with a gain of 15.03% for the Standard & Poor’s 500 Index (“S&P 500”).  Both figures are total returns including reinvested dividends from November 30, 2010 through May 31, 2011.

The Fund underperformed the S&P 500 in large part because of disappointing performance of its Asian holdings and its gold mining stocks.  Nevertheless, I plan to stick with both of these groups.  Asia has shown more rapid economic growth than the U.S. in the past five years, and I believe it will grow faster than the U.S. in the next five years.  Asian countries generally have smaller sovereign deficits than the U.S. (measured as a percent of gross domestic product) and generally have younger populations.

As for gold mining stocks, I believe they will benefit from weakness in the U.S. dollar, due to the large budget deficits the U.S. has run in the past two years and the likelihood of continuing deficits in the next three to four years.  The spot price of gold has already moved up substantially.  It rose 57% in the two years through May 2011.  I am inclined to believe there may be further increases, as I expect gold to hold its purchasing power better than the dollar.  While gold has done well lately, gold mining stocks have not.  For example, in the six months through May 2011, the spot price of gold increased nearly 11% while the stock price of Newmont Mining Corp. declined more than 3%.  I expect the marketplace to rectify this dichotomy.  Both sovereign wealth funds and exchange-traded funds want to own physical gold.  This should be beneficial, in my view, to gold producers.  We are holding positions in Newmont, Kingsgate Consolidated Ltd. of Australia, and Highland Gold Mining Ltd., which is based in London and mines for gold in Russia.

While our performance relative to market indices in the fiscal first half was disappointing, our performance on an absolute basis was pleasing.  I am happy when shareholders see a total return of 10 percent in half a year.

The Fund’s Philosophy

The Fund adheres to a philosophy with three basic tenets: value, opportunism, and patience.

We call ourselves a value fund because we seek to buy stocks that are bargains.  Generally, we want stocks that are out of favor with investors, and that we think have prospects better than the majority believes.  We rely on certain time-tested indicators of value, seeking to buy stocks that sell for below-market valuations as measured by a company’s price/earnings ratio, price/sales ratio, price/book ratio, or a combination of the three.

We are opportunistic in that we try to go where the values are.  At least half our portfolio will always be in the United States, because that is the market we know best.  But we are by no means limited to U.S. equities.  We also buy stocks in Europe, Australia, and Asia.  In addition to being opportunistic geographically, we can buy stocks of any size, from quite small to extremely large.  One more sense in which we are opportunistic is that we buy the stocks of what we consider good companies when they are depressed by bad news – adverse developments that we regard as real but temporary.

We aim to be patient investors.  Value stocks often need time to ripen – time for a company that has problems to fix them, time for weak competitors to fall by the wayside, and time for investors to change their mood or their point of view.  In 2008-2010, years in which market and economic conditions were changing fast and radically, our average holding period was a little greater than one year.  If conditions normalize somewhat in coming years, we hope to achieve a lower turnover rate and a longer holding period.  We would be pleased if we can lengthen the average holding period to about two years.

Economy and Market

A fund manager’s views on the economy and the market color his or her stock selection and the amount of cash a fund holds.  That is why I like to share my views on these topics, even though experience leads me to believe that all forecasts (including my own) should be viewed skeptically.  I am modestly bullish on both the economy and the market for the remainder of 2011, and tentatively for 2012 as well.

In the spring, several indicators of economic activity weakened.  Unemployment, which had been going down, ticked up to 9.1% in May from 9.0% in April.  Auto sales fell to an annual rate under 12 million vehicles in May, after being above a 13 million vehicle rate in February, March and April.  And home prices in May hit the lowest point since March 2003, according to one major index.

Economic recoveries, however, are not necessarily smooth.  There were similarly scary headlines in September 2010.  The economy paused, and then recovered.  Some people worry that the U.S. government is out of ammunition when it comes to stimulating the economy.  Perhaps it is, but I view the economic upturn since June 2009 as driven primarily by the economy’s internal forces, and not mainly by government stimulus.

In my judgment, current market valuations – less than 15 times recent earnings and less than 13 times estimated 2011 earnings – are attractive.  I am inclined to expect historically normal returns in 2011 and in 2012.  For the 70 years through 2010, stocks (as measured by the S&P 500) have returned about 11% per year including reinvested dividends.  That average gain has been achieved despite periodic recessions, bear markets, and wars.

Portfolio Strategy

Currently the Fund is close to fully invested.  We are emphasizing moderately aggressive stock groups such as industrials, materials and energy.  We are putting less emphasis on defensive groups such as utilities, telecommunications, consumer staples and health care.  Only if the economy shows more signs of falling back into recession will we switch to more defensive holdings.

Often, the Fund maintains a roughly equal balance among large-cap, mid-cap and small-cap stocks.  At the moment we are a bit tilted toward large caps, because that is where we believe we currently can find the best bargains.

In terms of country mix, the Fund as of May 31 was 63% in U.S. equities, 8% in Hong Kong, 7% in Switzerland, 6% in cash, 3% in Brazil, and 13% in all other countries (Australia, Bermuda, Canada, France, Indonesia, Israel, Malaysia, Sweden and the United Kingdom).

As of May 31, our cash level was slightly above our normal level of about 4%.

Portfolio Changes

In the six months through May 31, 2011, the Fund made eight purchases and 13 sales.  Some were new positions or complete dispositions; others were merely additions or trims to existing positions.

Consumer Discretionary
The Fund added to its position in Texwinca Holdings, a textile and clothing maker in China.  Texwinca derives about 40% of revenue from sales within mainland China, about 38% in the U.S., and about 22% in the rest of the world.

Consumer Staples
We sold our shares in Cal Maine Foods, the largest U.S. egg producer, because we were dissatisfied with its earnings trend.  Earnings declined in fiscal 2009 and fiscal 2010, and analysts expect another decline for the fiscal year that ended in May and will be announced in July.

Energy
The Fund sold CNOOC Ltd., also known as China National Offshore Oil.  We consider it an excellent company, but we took our gains because it seemed to us that it is now priced more as a growth stock than a value stock.  We replaced it with Total, the largest integrated oil company based in France.  One of Total’s attractions is a dividend yield near 6%.

We trimmed our position in Oceaneering International, which specializes in undersea robots, in response to rising valuations.  We trimmed our position in Transocean to adjust the balance of our energy holdings.  After the Gulf of Mexico oil spill, offshore drilling stocks plunged, and we loaded up on stocks in that industry to try to take advantage of a rebound.  Now we believe that the rebound has occurred, and so we have reverted to a more normal balance among our energy holdings.

Finance
During the six months through May, we sold three financial holdings. In April we sold our Goldman Sachs shares.  Though we still regard Goldman as an excellent brokerage house and investment bank, conditions in its principal businesses are adverse.  And I am troubled by the firm’s heavy use of leverage (borrowed funds).  There was never any secret that Goldman and its peers used a lot of leverage, but I had hoped that Goldman would reduce its leverage after the financial crisis more rapidly than it has.

In early May, we sold our stake in HCC Insurance Holdings.  Revenue growth appears flat, and first-quarter earnings were sharply down.

In late May, we sold our shares in Cullen Frost Bankers.  This was a longstanding position, held since the Fund’s inception on December 31, 2007.  In our judgment, it is now trading at about fair value.  We decided to take our gains and seek another opportunity that seems undervalued to us.

Health Care
The Fund made no changes in its health-care holdings during the six months through May 31, 2011.

Industrials
We bought shares in Leucadia National, a company severely out of favor with Wall Street, partly because it does not maintain a dialogue with analysts.  Leucadia’s main businesses are timber, oil, a casino on the Gulf coast, and plastics.  Its largest business, timber, is suffering from the woes of the homebuilding industry.  We like to buy what we consider good companies when they are in a rough patch; hopefully this description will apply to Leucadia.  When purchased, the stock sold for about five times earnings.

We began to accumulate the shares of Coastal Contracts, a ship builder in Malaysia.  In the five years through 2010, Coastal Contracts has increased its revenue from $27 million to $210 million.  We consider its profit margins and profitability excellent, yet the stock sells for only about six times earnings.

Another new position is Magna International, a large Canadian auto-parts maker.  We believe that auto sales are reviving in North America, and we like Magna because it has less debt than most of its competitors.

We sold our entire holding of NGK Spark Plug, leaving us for the time being with no positions in Japan.  NGK’s sales and earnings did not bounce back from the worldwide recession as vigorously as we hoped.

We sold United Tractor, an Indonesian manufacturer, because the stock had risen to the point where it is more of a growth stock than a value stock in our opinion.

We added to our existing position in Freeport-McMoRan Copper & Gold and trimmed our holding of Esterline, an aerospace and defense company.

Materials
The Fund established a holding in Newmont Mining, the largest U.S. gold producer.  We like the diversity of its holdings, with mines around the world.  And we favor it over rivals because it sells for what we consider moderate valuations.

We sold Innophos Holdings Inc., a chemical company, once the Fund’s gains qualified for long-term capital-gains treatment.  Innophos specializes in phosphate chemicals used in food additives and flavor enhancers, pharmaceuticals, fertilizer and water treatment.  We thought it was severely undervalued when we bought it in January 2010, and fairly valued when we sold it.

For portfolio balance, we trimmed our position in Cliffs Natural Resources, a leading iron ore producer, but it remains one of our larger holdings.

Technology
We established a position in LAM Research.  Lam is a leader in the “etch” segment of the semiconductor equipment industry.  It makes equipment that make the microscopic grooves in semiconductor chips, into which tiny copper or gold wires are fitted.

Telecommunications
The Fund made no telecom trades during the period and presently has no telecom holdings.

Utilities
In February, we sold GenOn Energy, an independent power-generation company that came into the Fund’s portfolio through our ownership of a predecessor stock, Mirant.  The Fund presently has no utility positions.

Significant Price Movements

The largest dollar gainer for the Fund during the six months ended May 31, 2011 was GT Solar, up 91%.  Based in Merrimack, New Hampshire, the company makes furnaces used to melt and purify silicon for solar panels.  More recently it has branched out to make furnaces that make artificial sapphires used in light emitting diodes (LED’s).

The largest dollar loser during the six-month period was Kingsgate Consolidated, an Australian company that mines gold in Thailand and Australia.  Despite a 21% loss in the period, the company continues to look attractive to us on fundamentals.

Fund Profile

The Fund is an all-cap value stock fund managed by Thunderstorm Mutual Funds LLC in Boston, Massachusetts.  John Dorfman is the Fund’s portfolio manager, and has been so since inception.  The Fund commenced operation on December 31, 2007.  It is a series of Trust for Professional Managers, for which U.S. Bancorp Fund Services, LLC in Milwaukee, Wisconsin, serves as transfer agent and administrator.  As of May 31, 2011, the Fund had 80 shareholder accounts and net assets of $12 million.

We thank each of our shareholders for being a part of our investment enterprise.

Cordially,

John Dorfman
Portfolio Manager

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not intended to be a forecast or future events, a guarantee of future results, nor investment advice.

Mutual fund investing involves risk. Principal loss is possible.  The Fund invests in small- and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.  In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security.  Current and future holdings are subject to risk.  For a complete list of the Fund’s holdings, please refer to the Schedule of Investments contained in this report.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Notes:
The S&P 500 is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  You cannot invest directly in an index.

Definitions:
Price/book ratio:  Stock price divided by a company’s book value (assets minus liabilities) per share.

Price/earnings ratio: Stock price divided by the company’s earnings per share for the past 12 months.

Price/sales ratio: Stock price divided by the company’s revenue per share for the past 12 months.

Thunderstorm Value Fund is distributed by Quasar Distributors, LLC

Thunderstorm Value Fund
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/1/10–5/31/11).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, fund administration fees and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Thunderstorm Value Fund
Expense Example (Continued)
(Unaudited)

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	December 1, 2010 -
	December 1, 2010	May 31, 2011	May 31, 2011*
Actual	$1,000.00	$1,101.80	$7.76
Hypothetical (5% return
before expenses)	$1,000.00	$1,017.55	$7.44

*	Expenses are equal to the Fund’s annualized expense ratio of 1.48%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Thunderstorm Value Fund
Investment Highlights
(Unaudited)

The investment objective of the Fund is long-term capital appreciation.

Allocation of Portfolio Holdings
% of Investments

Average Annual Total Returns as of May 31, 2011

	Thunderstorm	S&P 500
	Value Fund	Index

One Year	23.56%	25.95%

Three Years	0.72%	0.91%

Since Inception (12/31/07)	2.02%	(0.34)%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling

1-888-374-3888 or by visiting our web site, www.thunderstormvalue.com.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Continued

Thunderstorm Value Fund
Investment Highlights (Continued)
(Unaudited)

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index.

Growth of $10,000 Investment

*	Inception Date

Thunderstorm Value Fund

Schedule of Investments

May 31, 2011 (Unaudited)

	Shares	Value

COMMON STOCKS 93.92%
Administrative and Support Services 2.44%
Mantech International Corp. (a)	6,500	$292,630

Ambulatory Health Care Services 2.50%
Amedisys, Inc. (a)	9,600	300,480

Chemical Manufacturing 8.61%
Endo Pharmaceuticals Holdings, Inc. (a)	9,700	403,811
Johnson & Johnson	5,000	336,450
Merck & Co., Inc.	8,000	294,000
		1,034,261
Computer and Electronic Product Manufacturing 19.36%
Garmin Ltd. (b)	11,300	385,104
GT Solar International, Inc. (a)	36,000	459,360
Intel Corp.	23,000	517,730
KNOW IT AB (b)	13,700	192,576
Sparton Corp. (a)	31,000	294,190
Western Digital Corp. (a)	13,000	476,450
		2,325,410
Construction of Buildings 1.74%
Helbor Empreendimentos SA (b)	15,000	208,683

Electrical Equipment, Appliance, and Component Manufacturing 2.32%
Powell Industries, Inc. (a)	8,100	278,235

Energy 1.20%
Total SA (b)	2,500	144,018

Insurance Carriers and Related Activities 2.70%
Arch Capital Group Ltd. (a)(b)	9,600	323,808

Machinery Manufacturing 6.84%
Baldwin Technology Co. (a)	70,000	93,800
Esterline Technologies Corp. (a)	6,700	506,654
Lam Research Corp. (a)	4,700	220,876
		821,330
Management of Companies and Enterprises 4.92%
Coastal Contracts Bhd (a)(b)	50,000	62,614
Jardine Matheson Holdings Ltd. (b)	10,081	528,245
		590,859

The accompanying notes are an integral part of these financial statements.

Thunderstorm Value Fund

Schedule of Investments (Continued)

May 31, 2011 (Unaudited)

	Shares	Value
Merchant Wholesalers, Durable Goods 5.04%
Dorman Products, Inc. (a)	16,000	$605,760

Merchant Wholesalers, Nondurable Goods 1.04%
Grazziotin SA (b)(c)	15,000	125,400

Mining (except Oil and Gas) 11.48%
Cliffs Natural Resources, Inc.	4,800	435,360
Freeport-McMoRan Copper & Gold, Inc.	4,400	227,216
Highland Gold Mining Ltd. (a)(b)	80,480	199,578
Kingsgate Consolidated Ltd. (b)	30,000	251,135
Newmont Mining Corp.	4,700	265,879
		1,379,168
Motor Vehicle and Parts Dealers 1.95%
Astra International Tbk PT (b)	34,000	234,023

Nonmetallic Mineral Product Manufacturing 0.52%
China Advanced Construction Materials Group, Inc. (a)	25,000	62,500

Support Activities for Mining 8.84%
Oceaneering International Group, Inc. (a)	5,500	448,250
Rowan Cos, Inc. (a)	5,000	198,250
Transocean Ltd. (b)	6,000	415,860
		1,062,360
Textile Mills 3.46%
Texwinca Holdings Ltd. (b)	376,000	415,288

Transportation Equipment Manufacturing 7.10%
Elbit Systems Ltd. (b)	3,100	159,154
General Dynamics Corp.	6,600	489,852
Magna International, Inc. (b)	4,200	203,700
		852,706
Wood Product Manufacturing 1.86%
Leucadia National Corp.	6,300	223,398
Total Common Stocks (Cost $8,636,092)		11,280,317

The accompanying notes are an integral part of these financial statements.

Thunderstorm Value Fund

Schedule of Investments (Continued)

May 31, 2011 (Unaudited)

	Principal
	Amount	Value
SHORT TERM-INVESTMENTS 6.53%
Money Market Funds 6.53%
AIM STIC - Liquid Assets Portfolio	$784,126	$784,126
Total Short-Term Investments (Cost $784,126)		784,126
Total Investments (Cost $9,420,218) 100.45%		12,064,443
Liabilities in Excess of Other Assets (0.45)%		(54,328)
TOTAL NET ASSETS 100.00%		$12,010,115

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)
The Adviser has determined this security to be illiquid.  The total value of illiquid securities at May 31, 2011 was $125,400, comprising 1.04% of net assets, while the remainder of the Fund’s net assets, 98.96%, were liquid.

Abbreviations:
AB – Aktiebolog is the Swedish term for a stock-based corporation.
PT – Perseroan Terbuka is the Indonesian term for a limited liability company.
SA – Generally designates corporations in various countries, mostly those employing the civil law.

The accompanying notes are an integral part of these financial statements

Thunderstorm Value Fund

Statement of Assets and Liabilities

May 31, 2011 (Unaudited)

Assets
Investments, at value (cost $9,420,218)	$12,064,443
Dividends and interest receivable	28,648
Receivable from Adviser	1,957
Other assets	8,870
Total Assets	12,103,918

Liabilities
Payable to custodian	58,279
Payable to affiliates	18,178
Accrued expenses and other liabilities	17,346
Total Liabilities	93,803
Net Assets	$12,010,115

Net Assets Consist Of:
Paid-in capital	$10,300,050
Undistributed net investment income	9,451
Accumulated net realized loss
Investments	(941,815)
Foreign currency translation	(2,855)
Net unrealized appreciation
Investments	2,643,860
Foreign currency translation	1,424
Net Assets	$12,010,115

Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	1,168,746

Net asset value, redemption price and offering price per share	$10.28

The accompanying notes are an integral part of these financial statements.

Thunderstorm Value Fund

Statement of Operations

For the Six Months Ended May 31, 2011 (Unaudited)

Investment Income
Dividend income(1)	$97,649
Interest income	432
Total Investment Income	98,081

Expenses
Advisory fees	59,885
Administration fees	17,403
Transfer agent fees and expenses	15,907
Fund accounting fees	14,378
Audit and tax fees	12,829
Custody fees	9,869
Legal fees	9,144
Federal and state registration fees	8,651
Chief Compliance Officer fees and expenses	4,004
Reports to shareholders	3,094
Trustees’ fees and related expenses	2,010
Other expenses	2,726
Total Expenses	159,900
Less waivers and reimbursement by Adviser (Note 4)	(71,270)
Net Expenses	88,630

Net Investment Income	9,451

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	598,723
Foreign currency translation	(2,855)
Change in net unrealized appreciation (depreciation) on:
Investments	590,954
Foreign currency translation	(47,309)
Net Realized and Unrealized Gain on Investments	1,139,513
Net Increase in Net Assets from Operations	$1,148,964

(1)	Net of $4,150 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

Thunderstorm Value Fund

Statements of Changes in Net Assets

	Six Months Ended
	May 31, 2011	Year Ended
	(Unaudited)	November 30, 2010

From Operations
Net investment income (loss)	$9,451	$(45,679)
Net realized gain (loss) on from:
Investments	598,723	172,870
Foreign currency translation	(2,855)	1,258
Change in net unrealized
appreciation (depreciation) on:
Investments	590,954	1,682,537
Foreign currency translation	(47,309)	(142,777)
Net increase in net assets from operations	1,148,964	1,668,209

From Distributions
Net investment income	—	(29,745)
Net realized gain on investments	—	—
Net decrease in net assets resulting
from distributions paid	—	(29,745)

From Capital Share Transactions
Proceeds from shares sold	351,538	380,573
Net asset value of shares issued in
reinvestment of distributions to shareholders	—	29,745
Payments for shares redeemed	(1,006,875)	(1,464,937)
Net decrease in net assets from capital
share transactions	(655,337)	(1,054,619)

Total Increase in Net Assets	493,627	583,845

Net Assets
Beginning of period	11,516,488	10,932,643
End of period	$12,010,115	$11,516,488

Accumulated net investment income	$9,451	$—

The accompanying notes are an integral part of these financial statements.

Thunderstorm Value Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended	Year Ended		Period Ended
	May 31, 2011	November 30,		November 30,
	(Unaudited)	2010	2009	2008(1)
Net Asset Value,
Beginning of Period	$9.33	$8.04	$6.52	$10.00

Income (loss) from
investment operations:
Net investment income (loss)	0.01	(0.04)	0.03	0.02
Net realized and unrealized
gain (loss) on investments	0.94	1.35	1.74	(3.50)
Total from Investment Operations	0.95	1.31	1.77	(3.48)

Less distributions paid:
From net investment income	—	(0.02)	(0.03)	—
From net realized gain
on investments	—	—	(0.22)	—
Total distributions paid	—	(0.02)	(0.25)	—
Net Asset Value,
End of Period	$10.28	$9.33	$8.04	$6.52
Total Return(2)	10.18%	16.35%	28.12%	(34.80)%

Supplemental Data and Ratios:
Net assets at
end of period (000’s)	$12,010	$11,516	$10,933	$9,486
Ratio of expenses to
average net assets:
Before waiver and expense
reimbursement(3)	2.67%	2.77%	3.01%	2.43%
After waiver and expense
reimbursement(3)	1.48%	1.99%	1.99%	1.99%
Ratio of net investment income
to average net assets:
Before waiver and expense
reimbursement(3)	(1.03)%	(1.19)%	(0.62)%	(0.14)%
After waiver and expense
reimbursement(3)	0.16%	(0.41)%	0.40%	0.30%
Portfolio turnover rate(2)	11.42%	92.86%	88.52%	22.49%

(1)	The Fund commenced operations on December 31, 2007.
(2)	Not annualized for periods less than a full year.
(3)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Thunderstorm Value Fund
Notes to Financial Statements
May 31, 2011 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Thunderstorm Value Fund (the “Fund”) represents a distinct diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The Fund became effective and commenced operations on December 31, 2007.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”).  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees (the “Board of Trustees”).  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Fund’s investment adviser, Thunderstorm Mutual Funds LLC (the “Adviser”) to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Thunderstorm Value Fund
Notes to Financial Statements (Continued)
May 31, 2011 (Unaudited)

The Fund has adopted Statement of Financial Accounting Standards, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”).  Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  Fair Value Measurements requires the Fund to classify its securities based on valuation method. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of May 31, 2011:

	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$11,154,917	$125,400	$—	$11,280,317
Total Equity	11,154,917	125,400	—	11,280,317
Short-Term Investments	784,126	—	—	784,126
Total Investments in Securities	$11,939,043	$125,400	$—	$12,064,443

During the six months ended May 31, 2011, there were no significant transfers between levels for the Fund. The Fund did not hold any Level 3 securities during the period. The Fund did not hold financial derivative instruments during the periods presented.

(b)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

Thunderstorm Value Fund
Notes to Financial Statements (Continued)
May 31, 2011 (Unaudited)

(c)	Distributions to Shareholders

The Fund will distribute net investment income and net realized long or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Share Valuation

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

(f)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(g)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Thunderstorm Value Fund
Notes to Financial Statements (Continued)
May 31, 2011 (Unaudited)

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended November 30, 2010 and November 30, 2009 was as follows:

	November 30, 2010	November 30, 2009
Ordinary Income	$29,745	$41,129
Long-Term Capital Gain	$—	$297,456

As of November 30, 2010, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$9,790,830
Gross tax unrealized appreciation	2,508,960
Gross tax unrealized depreciation	(408,565)
Net tax unrealized appreciation	$2,100,395
Undistributed ordinary income	$—
Undistributed long-term capital gain	—
Total distributable earnings	$—
Other accumulated gains/losses	$(1,539,294)
Total accumulated gains	$561,101

The difference between book basis and tax basis of investments is attributable mainly to securities transferred in kind.

At November 30, 2010, the Fund had accumulated net realized capital loss carryovers of $1,539,294 which will expire on November 30, 2017. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover. During the fiscal year, $548,714 of capital loss carryovers were utilized.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Undistributed Net Investment Income	$45,679
Accumulated Net Realized Gain	$(14,077)
Paid-In Capital	$(31,602)

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of November 30, 2010. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in fiscal year 2010. At November 30, 2010, the fiscal tax years 2008 through 2010 remain open to examination in the Fund’s major tax jurisdictions.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, which became effective on December 31, 2007, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

Thunderstorm Value Fund
Notes to Financial Statements (Continued)
May 31, 2011 (Unaudited)

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses for an indefinite period at the discretion of the Adviser and the Board of Trustees to the extent necessary to ensure that the Fund’s operating expenses do not exceed 1.99% before December 1, 2010 and 1.48% from December 1, 2010 thereafter (the “Expense Limitation Cap”) of the Fund’s average daily net assets. For the six months ended May 31, 2011, expenses of $71,270 incurred by the Fund were waived or reimbursed by the Adviser. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

November 30, 2011	$48,817
November 30, 2012	$94,672
November 30, 2013	$88,280
May 31, 2014	$71,270

(5)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC (“USBFS”) and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. This same Trustee is an interested person of Quasar Distributors, LLC, the Fund’s distributor. The Trust’s Chief Compliance Officer is also an employee of USBFS. For the six months ended May 31, 2011, the Fund was allocated $4,004 of the Trust’s Chief Compliance Officer fee.

(6)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Six Months Ended	Year Ended
	May 31, 2011	November 30, 2010
Shares sold	35,322	41,807
Shares issued to holders in reinvestment
of distribution	—	3,571
Shares redeemed	(100,634)	(171,508)
Net decrease	(65,312)	(126,130)

(7)	Investment Transactions

The aggregate securities transactions, excluding short-term investments, for the Fund for the six months ended May 31, 2011, are listed below. The Fund did not have any purchases or sales of long-term U.S. Government securities.

Purchases	$1,311,861
Sales	$2,494,311

Thunderstorm Value Fund
Notes to Financial Statements (Continued)
May 31, 2011 (Unaudited)

(8)	New Tax Law

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.  Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The provisions related to the Modernization Act for qualification testing are effective for the November 30, 2011 taxable year. The effective date for changes in the treatment of capital losses is the November 30, 2012 taxable year.

(9)	New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.”  ASU No. 2011-04 requires additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years, entities will need to disclose the following:

1)	the amounts of any transfers between Level 1 and Level 2 and the reasons for those transfers; and

2)
for Level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the entity’s valuation processes, and a narrative description of the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs.

Management is currently evaluating the impact ASU No. 2011-04 will have on the Fund’s financial statement disclosures.

Thunderstorm Value Fund
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Thunderstorm Value Fund
Additional Information
(Unaudited)

Tax Information

The Fund designates 100.00% of its ordinary income distribution for the year ended November 30, 2010, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended November 30, 2010, 100.00% of dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

For the year ended November 30, 2010, the Fund designates 2.37% of ordinary distributions paid as interest-related dividends under the Internal Revenue Code Section 871(k)(1)(c).

Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-888-374-3888.

Independent Trustees

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Dr. Michael D. Akers	Trustee	Indefinite	Professor and	28	Independent
615 E. Michigan St.		Term; Since	Chair of		Trustee, USA
Milwaukee, WI 53202		August 22,	Accounting,		MUTUALS
Age: 56		2001	Marquette University		(an open-end
			(2004–present);		investment
			Associate Professor		company with
			of Accounting,		two portfolios).
Marquette University
(1996–2004).

Thunderstorm Value Fund
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	28	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 54		2001	(1986–present);		(an open-end
			Director, Flight		investment
			Standards &		company with
			Training		two portfolios).
(1990–1999).

Jonas B. Siegel	Trustee	Indefinite	Managing Director,	28	Independent
615 E. Michigan St.		Term; Since	Chief Administrative		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Officer (“CAO”) and		Multi-Asset
Age: 67		2009	Chief Compliance		Endowment
			Officer (“CCO”),		Fund complex
			Granite Capital		(three closed-
			International Group,		end investment
			L.P. (an investment		companies);
			management firm)		Independent
			(1994–present); Vice		Trustee, Gottex
			President, Secretary,		Multi-Alternatives
			Treasurer and CCO		Fund complex
			of Granum Series		(three closed-
			Trust (an open-end		end investment
			investment company)		companies).
1997–2007); President,
CAO and CCO,
Granum Securities,
LLC (a broker-dealer)
(1997–2007).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson,	Indefinite	Executive Vice	28	Trustee,
615 E. Michigan St.	President	Term; Since	President, U.S.		Buffalo Funds
Milwaukee, WI 53202	and	August 22,	Bancorp Fund		(an open-end
Age: 49	Trustee	2001	Services, LLC		investment
			(1994–present).		company with
ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

Thunderstorm Value Fund
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

John Buckel	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 10,	U.S. Bancorp Fund
Age: 53	and	2008 (Vice	Services, LLC
	Principal	President);	(2004–present);
	Accounting	Since	UMB Investment
	Officer	Sept. 10,	Services Group
		2008	(2000–2004).
(Treasurer)

Robert M Slotky	Vice	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	President,	Term; Since	President, U.S.
Milwaukee, WI 53202	Chief	January 26,	Bancorp Fund
Age: 63	Compliance	2011	Services, LLC
	Officer and		(2001–present).
Anti-Money
Laundering
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President	N/A	N/A
615 E. Michigan St.		Term; Since	and Legal
Milwaukee, WI 53202		November 15,	Compliance Officer,
Age: 31		2005	U.S. Bancorp Fund
Services, LLC
(2004–present).

Jennifer A. Lima	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		January 10,	U.S. Bancorp Fund
Age: 37		2008	Services, LLC
(2002–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

(This Page Intentionally Left Blank.)

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-888-374-3888. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, either upon request by calling the Fund toll free at 1-888-374-3888 or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

THUNDERSTORM VALUE FUND

Investment Adviser	Thunderstorm Mutual Funds LLC
101 Federal Street, Suite 1900
Boston, Massachusetts 02110

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 N. River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed on February 5, 2010.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Trust for Professional Managers

By (Signature and Title)/s/ Joseph Neuberger
Joseph Neuberger, President

Date August 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)/s/ Joseph Neuberger
Joseph Neuberger, President

Date August 4, 2011

By (Signature and Title) /s/ John Buckel
John Buckel, Treasurer

Date August 4, 2011